March 21, 2013

BNY MELLON FUNDS TRUST

BNY Mellon Mid Cap Multi-Strategy Fund

Supplement to Prospectus
Dated December 31, 2012

The following information supplements and supersedes any contrary information contained in the sections of the fund's prospectus entitled "Fund Summary – BNY Mellon Mid Cap Multi-Strategy Fund – Principal Investment Strategy" and "– Portfolio Management," and "Fund Details – BNY Mellon Mid Cap Multi-Strategy Fund" and "– Management":

Effective March 21, 2013 (the Effective Date), Geneva Capital Management Ltd. (Geneva) became an additional sub-investment adviser to BNY Mellon Mid Cap Multi-Strategy Fund.

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The fund's assets are allocated among multiple investment strategies employed by the fund's investment adviser, as well as one or more sub-investment advisers. Currently, the fund's investment adviser intends to allocate the fund's assets among mid cap core, growth and value strategies employed by the investment adviser's portfolio managers, a mid cap value strategy employed by Robeco Investment Management, Inc. (Robeco), an unaffiliated sub-investment adviser, and a mid cap growth strategy employed by Geneva, an unaffiliated sub-investment adviser.

The fund's investment adviser determines the investment strategies and sets the target allocations and ranges. The investment strategies and the fund's targets and ranges (expressed as a percentage of the fund's investable assets) for allocating its assets among the investment strategies, as of the Effective Date, are as follows:

Investment Strategy	Target	Range
Mid Cap Tax-Sensitive Core Strategy	30%	0% to 50%
Opportunistic Mid Cap Value Strategy	20%	0% to 30%
Mid Cap Growth Strategy	15%	0% to 30%
Robeco Mid Cap Value Strategy	20%	0% to 30%
Geneva Mid Cap Growth Strategy	15%	0% to 30%

The fund's investment adviser will seek to allocate the target percentage of the fund's assets to Geneva, and make any modifications to the target percentage of the fund's assets currently allocated to the other investment strategies, in an orderly manner, taking into consideration such factors as market conditions, portfolio transaction costs and the potential tax impact to fund shareholders. The investment adviser has the discretion to change the investment strategies, including whether to implement a strategy employed by the fund's investment adviser or a sub-investment adviser, and the target allocations and ranges when the investment adviser deems it appropriate.

Geneva Mid Cap Growth Strategy

Geneva is the fund's sub-investment adviser responsible for the portion of the fund's assets allocated to the Geneva Mid Cap Growth Strategy. Geneva is not affiliated with the fund's investment adviser. Geneva seeks to identify high quality companies with low leverage, superior management, leadership positions within their industries, and a consistent, sustainable record of growth in managing its allocated portion of the fund's assets. In selecting stocks, Geneva emphasizes bottom-up fundamental analysis to develop an understanding of a company supplemented by top-down considerations which include reviewing general economic and market trends and analyzing their effect on various industries. Geneva also seeks to screen out high risk ideas, such as turnaround stories, initial public offerings and companies that are highly leveraged, non-U.S. based, or do not have earnings. Geneva's objective is to find companies that perform well over long periods of time. Portfolio managers occasionally trim positions to take profits and maintain diversification, while using a proprietary valuation model that adds discipline to the investment process. Geneva generally will sell a stock if it perceives a major change in the long-term outlook for the company or its industry, the stock becomes extremely overvalued based on Geneva's proprietary valuation model, or for portfolio diversification.

The benchmark for the portfolio managers responsible for the Geneva Mid Cap Growth Strategy is the Russell Midcap® Growth Index, which includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

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Portfolio Management

As of the Effective Date, the fund's investment adviser has engaged Geneva to serve as the fund's sub-investment adviser responsible for the fund's assets allocated to the Geneva Mid Cap Growth Strategy. Geneva, located at 100 East Wisconsin Avenue, Suite 2550, Milwaukee, Wisconsin 53202, is a Wisconsin corporation founded in January 1987. As of February 28, 2013, Geneva had approximately $4.7 billion in assets under management. Geneva, subject to the investment adviser's supervision and approval, provides the day-to-day management of the portion of the fund's assets allocated to the Geneva Mid Cap Growth Strategy. William A. Priebe, CFA, Amy S. Croen, CFA, Michelle J. Picard, CFA and William Scott Priebe are the fund's portfolio managers responsible for the Geneva Mid Cap Growth Strategy. Mr. William A. Priebe and Ms. Croen are managing principals and portfolio managers with Geneva, which they co-founded. Ms. Picard is managing principal and portfolio manager with Geneva, where she has been employed since 1999. Mr. William Scott Priebe is managing principal and portfolio manager with Geneva, where he has been employed since 2004. Each member of the Geneva investment team is responsible for both research and portfolio management functions.

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As of the Effective Date, the fund is permitted to use a "multi-manager" arrangement whereby the fund's investment adviser may select one or more sub-investment advisers to manage distinct segments of the fund's portfolio without obtaining shareholder approval. The fund's investment adviser will evaluate and recommend to the trust's board sub-investment advisers for the fund. The investment adviser will monitor and evaluate the performance of the sub-investment advisers for the fund and will advise and recommend to the trust's board any changes to the fund's sub-investment advisers. The fund's investment adviser currently has selected Robeco and Geneva as sub-investment advisers to manage the respective portions of the fund's assets allocated to them. The fund and the fund's investment adviser have received an exemptive order from the Securities and Exchange Commission (SEC) that permits the fund, subject to certain conditions and approval by the trust's board, to hire and replace unaffiliated sub-investment advisers and modify such sub-investment advisory arrangements without obtaining shareholder approval. The order also relieves the fund from disclosing the sub-investment advisory fees paid by the fund's investment adviser to unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. The fund and the fund's investment adviser have applied for a new exemptive order from the SEC, which would replace the existing exemptive order, to permit the fund, subject to certain conditions and approval by the trust's board, to hire and replace sub-investment advisers that are either unaffiliated or are wholly-owned subsidiaries (as defined in the Investment Company Act of 1940, as amended) of The Bank of New York Mellon Corporation. The requested exemptive order, if granted by the SEC, also would relieve the fund from disclosing the sub-investment advisory fees paid by the fund's investment adviser to sub-investment advisers that are either unaffiliated or are wholly-owned subsidiaries in documents filed with the SEC and provided to shareholders; fees payable to sub-investment advisers that are wholly-owned subsidiaries would be aggregated with fees payable to the fund's investment adviser. One of the conditions of the existing order, as well as the requested order, is that the trust's board, including a majority of the "non-interested" board members, must approve each new sub-investment adviser. In addition, the fund is required to provide shareholders with information about each new sub-investment adviser within 90 days of the hiring of any new sub-investment adviser.

March 21, 2013

BNY MELLON FUNDS TRUST

BNY Mellon Mid Cap Multi-Strategy Fund

Supplement to Statement of Additional Information
dated December 31, 2012

The following information supplements and supersedes any contrary information contained in the section of the Trust's Statement of Additional Information entitled "Certain Portfolio Manager Information":

The following table lists the number and types of other accounts advised by the primary portfolio managers shown below and assets under management in those accounts as of February 28, 2013:

Primary Portfolio Manager†	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed
Amy S. Croen William A. Priebe Michelle J. Picard William Scott Priebe	4 4 4 4	$1.69B $1.69B $1.69B $1.69B	0 0 0 0	0 0 0 0	514 514 514 514	$3.03B $3.03B $3.03B $3.03B

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†  Amy S. Croen, William A. Priebe, Michelle J. Picard and William Scott Priebe serve as the primary portfolio managers with respect to the portion of MCMF's assets managed in accordance with the Geneva Mid Cap Growth Strategy.

None of the registered investment companies, other pooled investment vehicles or other accounts managed by Amy S. Croen, William A. Priebe, Michelle J. Picard and William Scott Priebe are subject to performance-based advisory fees.

As of the date of this Supplement, Amy S. Croen, William A. Priebe, Michelle J. Picard and William Scott Priebe do not own any shares of BNY Mellon Mid Cap Multi-Strategy Fund.